                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
           the Securities Exchange Act of 1934 (Amendment No.      )

      Filed by the Registrant /X/

      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Under Rule 14a-12

                    STRATEGIC PARTNERS OPPORTUNITY FUNDS
----------------------------------------------------------------------------
              (Name of Registrant as Specified in Its Charter)

                                    N/A
----------------------------------------------------------------------------
  (Name of Person(s)Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):
/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ------------------------------------------------------------
           (2)  Aggregate number of securities to which transaction applies:
                ------------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ------------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ------------------------------------------------------------
           (5)  Total fee paid:
                ------------------------------------------------------------

/ /        Fee paid previously with preliminary materials:

           Check box if any part of the fee is offset as provided by
/ / Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

           (1)  Amount previously paid:
                ------------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ------------------------------------------------------------
           (3)  Filing Party:
                ------------------------------------------------------------
           (4)  Date Filed:
                ------------------------------------------------------------

                      STRATEGIC PARTNERS OPPORTUNITY FUNDS
                     STRATEGIC PARTNERS NEW ERA GROWTH FUND
                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                            NEWARK, NEW JERSEY 07102

                            ------------------------


                           IMPORTANT PROXY MATERIALS
                                PLEASE VOTE NOW!
                                 MARCH 21, 2003


                            ------------------------

Dear Shareholder:

    I am inviting you to vote on three proposals relating to the management and operation of your Fund. A shareholder meeting is scheduled for April 25, 2003. This package contains information about the proposals and includes materials you will need to vote.

    The Board of Trustees of the Fund has reviewed the proposals and has recommended that the proposals be presented to you for consideration. Although the Trustees have determined that the proposals are in your best interest, the final decision is yours.

    To help you understand the proposals, we are including a section that answers commonly asked questions. The accompanying proxy statement includes a detailed description of the proposals.

    Please read the enclosed materials carefully and cast your vote. Remember, your vote is extremely important, no matter how large or small your holdings. By voting now, you can help avoid additional costs that are incurred with follow-up letters and calls.

TO VOTE, YOU MAY USE ANY OF THE FOLLOWING METHODS:

    - BY MAIL. Please complete, date and sign your proxy card before mailing it in the enclosed postage-paid envelope.

    - BY INTERNET. Have your proxy card available. Go to the web site: www.proxyvote.com. Enter your 12-digit control number from your proxy card. Follow the simple instructions found on the web site.

    - BY TELEPHONE. If your Fund shares are held in your own name, call 1-800-690-6903 toll free. If your Fund shares are held on your behalf in a brokerage account with Prudential Securities Incorporated or another broker, call 1-800-454-8683 toll free. Enter your 12-digit control number from your proxy card. Follow the simple instructions.


    If you have any questions before you vote, please call 1-866-704-2577. We're glad to help you understand the proposals and assist you in voting. Thank you for your participation.


                                          Sincerely,
                                          /s/ Judy A. Rice

                                          Judy A. Rice
                                          PRESIDENT

          IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE
                                   PROPOSALS

    Please read the enclosed proxy statement for a complete description of the proposals. However, as a quick reference, the following questions and answers provide a brief overview of the proposals.

Q.  WHAT PROPOSALS AM I BEING ASKED TO VOTE ON?

A.  The purpose of the proxy is to ask you to vote on three issues:

    - to permit the Fund's manager, Prudential Investments LLC (PI), to enter into or make material changes to the Fund's subadvisory agreements in the future without obtaining shareholder approval,

    - to approve a new management agreement with PI, and

    - to approve a new subadvisory agreement with Calamos Asset Management, Inc., replacing Massachusetts Financial Services Company.

Q.  WILL THE PROPOSED CHANGES RESULT IN HIGHER MANAGEMENT FEES?

A. No. The rate of the management fees charged to the Fund will remain the same.

Q.  HOW MANY VOTES DO YOU NEED TO APPROVE THESE PROPOSALS?

A. For each Proposal, we need the affirmative vote of a majority of the Fund's outstanding voting securities, as defined by federal securities laws.

Q. WHAT IF WE DO NOT HAVE ENOUGH VOTES TO MAKE THIS DECISION BY THE SCHEDULED SHAREHOLDER MEETING DATE?


A. If we do not receive sufficient votes to hold the meeting, we or Georgeson Shareholder Communications, Inc., a proxy solicitation firm, may contact you by mail or telephone to encourage you to vote. Shareholders should review the proxy materials and cast their vote to avoid additional mailings or telephone calls. If we do not have enough votes to approve the proposals by the time of the shareholder meeting at 10:00 a.m. on April 25, 2003, the meeting may be adjourned to permit further solicitation of proxy votes.


Q.  HAS THE FUND'S BOARD APPROVED THE PROPOSALS?

A. Yes. Your Fund's Board has approved the proposals and recommends that you vote to approve them.

Q.  HOW MANY VOTES AM I ENTITLED TO CAST?

A. As a shareholder, you are entitled to one vote for each share you own of the Fund on the record date. The record date is March 7, 2003.

Q.  HOW DO I VOTE MY SHARES?


A. You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage paid envelope. If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Georgeson Shareholder Communications, Inc. at 1-866-704-2577.


    You may also vote via the Internet. To do so, have your proxy card available and go to the web site: www.proxyvote.com. Enter your 12-digit control number from your proxy card and follow the instructions found on the web site.

    Finally, you can vote by telephone. If your Fund shares are held in your own name, call 1-800-690-6903 toll free. If your Fund shares are held on your behalf in a brokerage account with Prudential Securities Incorporated or another broker, call 1-800-454-8683 toll free. Enter your 12-digit control number from your proxy card and follow the simple instructions given.

Q.  HOW DO I SIGN THE PROXY CARD?

A. INDIVIDUAL ACCOUNTS: Shareholders should sign exactly as their names appear on the account registration shown on the card.

    JOINT ACCOUNTS: Both owners must sign and the signatures should conform exactly to the names shown on the account registration.

    ALL OTHER ACCOUNTS: The person signing must indicate his or her capacity. For example, a trustee for a trust should include his or her title when he or she signs, such as "Jane Doe, Trustee"; or an authorized officer of a company should indicate his or her position with the company, such as "John Smith, President."

The attached proxy statement contains more detailed information about the proposals. Please read it carefully.

                      STRATEGIC PARTNERS OPPORTUNITY FUNDS
                     STRATEGIC PARTNERS NEW ERA GROWTH FUND

                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                            NEWARK, NEW JERSEY 07102

                            ------------------------

                                   NOTICE OF
                        SPECIAL MEETING OF SHAREHOLDERS
                                 TO BE HELD ON
                                 APRIL 25, 2003

                            ------------------------

TO OUR SHAREHOLDERS:


    A special meeting (the Meeting) of the shareholders of Strategic Partners New Era Growth Fund (the Fund), a series of Strategic Partners Opportunity Funds, will be held at the offices of Prudential Investments LLC (PI), 100 Mulberry Street, Gateway Center Three, 14th Floor, Newark, New Jersey on April 25, 2003 at 10:00 a.m., Eastern time. The purpose of the Meeting is to consider and act upon the following proposals:


    1. To permit PI to enter into, or make material changes to, subadvisory agreements in the future without obtaining shareholder approval.

    2.  To approve a new management agreement between PI and the Fund.

    3. To approve a new subadvisory agreement between PI and Calamos Asset Management, Inc.

    You are entitled to vote at the Meeting, and at any adjournments thereof, if you owned shares at the close of business on March 7, 2003. If you attend the Meeting, you may vote your shares in person. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE OR VOTE BY INTERNET OR TELEPHONE.

By order of the Board,

                                               /s/ Lori E. Bostrom
                                               Lori E. Bostrom
                                               SECRETARY


Dated: March 21, 2003


A PROXY CARD IS ENCLOSED ALONG WITH THE PROXY STATEMENT. PLEASE VOTE YOUR SHARES TODAY BY SIGNING AND RETURNING THE ENCLOSED PROXY CARD IN THE POSTAGE PREPAID ENVELOPE PROVIDED. YOU CAN ALSO VOTE YOUR SHARES THROUGH THE INTERNET OR BY TELEPHONE USING THE 12-DIGIT "CONTROL" NUMBER THAT APPEARS ON THE ENCLOSED PROXY CARD AND FOLLOWING THE SIMPLE INSTRUCTIONS. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" EACH PROPOSAL.

                      STRATEGIC PARTNERS OPPORTUNITY FUNDS
                     STRATEGIC PARTNERS NEW ERA GROWTH FUND

                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                            NEWARK, NEW JERSEY 07102

                            ------------------------

                                PROXY STATEMENT
                        SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 25, 2003

                            ------------------------

    This proxy statement is being furnished to holders of shares of Strategic Partners New Era Growth Fund (the Fund), a series of Strategic Partners Opportunity Funds (the Trust), in connection with the solicitation by the Board of Trustees of proxies to be used at a special meeting (the Meeting) of shareholders to be held at Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, New Jersey 07102 on April 25, 2003, at 10:00 a.m., Eastern time, or any adjournment or adjournments thereof. This proxy statement is being first mailed to shareholders on or about March 21, 2003.

    The Fund is an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). The Trust is organized as a Delaware business trust. The shares of beneficial interest of the Trust are referred to as "Shares," the holders of the Shares are "Shareholders," the Fund's board of trustees is referred to as the "Board" and the trustees are "Board Members" or "Trustees."

                               VOTING INFORMATION

    The presence, in person or by proxy, of 40% of the Shares of the Fund outstanding and entitled to vote will constitute a quorum.


    If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve any of the Proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of those Shares present and entitled to vote at the Meeting in person or by proxy. When voting on a proposed adjournment, the persons named as proxies will vote FOR the proposed adjournment all shares other than those shares as to which they have been directed to vote against a Proposal, in which case, such shares will be voted AGAINST the proposed adjournment with respect to that Proposal. A shareholder vote may be taken on a Proposal prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.


    If a proxy that is properly executed and returned is accompanied by instructions to abstain or represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Shares on a particular matter with respect to which the broker or nominee does not have discretionary power), the Shares represented thereby, will be considered present for purposes of determining a quorum, but will have the effect of a vote against the Proposals.

    The individuals named as proxies on the enclosed proxy cards will vote in accordance with your direction as indicated thereon if your card is received properly executed by you or by your duly appointed agent or attorney-in-fact. If your card is properly executed and you give no voting instructions, your Shares will be voted FOR the Proposals described in this proxy statement and referenced on the proxy card. You may revoke any proxy card by giving another proxy or by letter or telegram revoking the initial proxy. To be effective your revocation must be received by the Fund prior to the Meeting and must indicate your name and account number. In addition, if you attend the Meeting in person you may, if you wish, vote by ballot at the Meeting, thereby canceling any proxy previously given.


    The close of business on March 7, 2003 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting. As of the record date, the Fund had 18,764,382 Shares outstanding.


    To the knowledge of management, the executive officers and Trustees of the Fund, as a group, owned less than 1% of the outstanding Shares of the Fund as of March 7, 2003, and no person owned beneficially 5% or more of the Shares of the Fund as of March 7, 2003.

    COPIES OF THE FUND'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS, INCLUDING FINANCIAL STATEMENTS, HAVE PREVIOUSLY BEEN DELIVERED TO SHAREHOLDERS. SHAREHOLDERS OF THE FUND MAY OBTAIN WITHOUT CHARGE ADDITIONAL COPIES OF THE FUND'S ANNUAL AND SEMI-ANNUAL REPORTS BY WRITING THE FUND AT GATEWAY CENTER THREE, 100 MULBERRY STREET, 4TH FLOOR, NEWARK, NEW JERSEY 07102, OR BY CALLING 1-800-225-1852 (TOLL FREE).

    Each full Share of the Fund outstanding is entitled to one vote, and each fractional Share of the Fund outstanding is entitled to a proportionate share of one vote, with respect to each matter to be voted upon by the shareholders of the Fund. Approval of each proposal requires approval by a majority of the outstanding voting securities of the Fund, as defined by the 1940 Act. For purposes of the 1940 Act, a majority of the Fund's outstanding voting securities is the lesser of (i) 67% of the Fund's outstanding voting securities represented at a meeting at which more than 50% of the Fund's outstanding voting securities are present in person or represented by proxy, or (ii) more than 50% of the Fund's outstanding voting securities.

    Shareholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the shareholder. We have been advised that Internet voting procedures that have been made available to you are consistent with the requirements of law.

    All costs of the Meeting and the solicitation of voting instructions will be borne by Prudential Investments LLC (PI). All information in the Proxy Statement about PI has been supplied by PI. All information in the Proxy Statement about Calamos Asset Management, Inc. (Calamos) has been supplied by Calamos.

              TO PERMIT PI TO ENTER INTO OR MAKE MATERIAL CHANGES
                        TO FUTURE SUBADVISORY AGREEMENTS
                     WITHOUT OBTAINING SHAREHOLDER APPROVAL
                                 PROPOSAL NO. 1


The Board of the Trust has approved, and recommends that shareholders approve, Proposal No. 1, which would permit PI from time to time to enter into subadvisory agreements with new subadvisers to the Fund, make material amendments to subadvisory agreements with existing subadvisers to the Fund, or allocate and reallocate the Fund's portfolio assets among subadvisers from 0% to 100%, without obtaining shareholder approval. THIS IS CALLED A "MANAGER-OF-MANAGERS" STRUCTURE AND, IN THE FUTURE, MAY BE USED TO MANAGE THE FUND. THIS NEW STRUCTURE WOULD NOT CHANGE THE RATE OF ADVISORY FEES CHARGED TO THE FUND. Information concerning the Fund's current management arrangements is contained in Proposals Nos. 2 and 3. If shareholders approve Proposal No. 1 so that shareholder approval of new or amended subadvisory agreements is no longer required, the Trustees, including a majority of those Trustees that are not interested persons of the Trust (as defined in the 1940 Act) (the Independent Trustees), must continue to approve these agreements in order for them to take effect. On March 4, 2003, the Board of the Fund, including the Independent Trustees, discussed and approved Proposal No. 1 at an in-person meeting.

    Proposal No. 1 is being submitted to shareholders in order to allow the Fund to take advantage of an exemptive order obtained by the Prudential Mutual Funds from the Securities and Exchange Commission (SEC) in September 1996 (the Order). The Order permits PI to enter into or amend a subadvisory agreement with a subadviser that is not otherwise an "affiliated person" (as defined in the 1940
Act) of PI. Among other things, the Order permits PI to enter into (1) a new subadvisory agreement that is necessitated due to an "assignment" (as defined in the 1940 Act), (2) an amendment to a subadvisory agreement, or (3) a new subadvisory agreement substituting a new subadviser for a prior subadviser.

WHY SHAREHOLDER APPROVAL IS BEING SOUGHT

    Section 15 of the 1940 Act makes it unlawful for any person to act as investment adviser to an investment company, except pursuant to a written contract that has been approved by shareholders. For purposes of Section 15, the term "investment adviser" includes any subadviser to an investment company.
Section 15 also requires that an investment advisory agreement provide that it will terminate automatically upon its assignment.

    In conformity with Section 15 of the 1940 Act, the Fund currently would be required to obtain shareholder approval of subadvisory agreements in the following situations:

    A. the employment of a new subadviser to replace an existing subadviser, or the allocation of a portion of its assets to an additional subadviser;

    B.  a material change in the terms of a subadvisory agreement; and

    C. the continued employment of an existing subadviser on the same terms if there has been or is expected to be an assignment of a subadvisory agreement as a result of a change of control of the subadviser.

    The 1940 Act does not require shareholder approval for the termination of a subadvisory agreement if the termination is approved by the Fund's Board, including its Independent Trustees, although shareholders of the Fund may terminate a subadvisory agreement at any time by a vote of a majority of its outstanding voting securities, as defined in the 1940 Act.

DISCUSSION

    Under the "Manager-of-Managers" structure, the Fund will continue to employ PI, subject to the supervision of the Board, to manage or provide for the management of the Fund. PI may select one or more subadvisers to invest the assets of the Fund, subject to the review and approval of the Board. PI will review each subadviser's performance on an ongoing basis. As in the past, PI will be responsible for communicating performance expectations and evaluations to subadvisers and for recommending to the Board whether a subadviser's contract should be renewed, modified or terminated. PI will continue to pay an advisory fee to each subadviser from the Fund's overall management fee. The Board believes that requiring the Fund's shareholders to approve changes in subadvisers and subadvisory agreements (including continuation of subadvisory agreements that otherwise would have terminated by virtue of an assignment) not only results in unnecessary administrative expenses to the Fund, but also may cause delays in executing changes that PI and the Board have determined are necessary or desirable. The Board believes that these expenses, and the possibility of delays, may result in shareholders receiving less satisfactory service than would be the case if Proposal No. 1 is implemented.

    If Proposal No. 1 is approved, the types of changes to subadvisory arrangements that could be effected without further shareholder approval include:

    - PI would have the authority to continue a subadvisory agreement where a change in control of the subadviser automatically otherwise causes that agreement to terminate.

    - PI could replace an existing subadviser with a new subadviser when PI and the Board determine that the new subadviser's investment philosophy and style, past performance, security selection experience and preferences, personnel, facilities, financial strength, quality of service and client communication are more consistent with the best interests of the Fund and its shareholders.

    The Board believes that PI can effect the types of subadvisory changes described above more efficiently, without sacrificing the quality of service to shareholders, if the Fund were permitted to operate in the manner described in Proposal No. 1. The Board further believes that these gains in efficiency would ultimately benefit the Fund and its shareholders.

    Although a Manager-of-Managers structure will be put into place for the Fund if shareholders approve Proposal No. 1, the Fund will not employ new subadvisers under this structure unless and until PI and the Board determine that a change in subadvisory arrangements is appropriate. In making these determinations, PI intends to evaluate rigorously both affiliated subadvisers and unaffiliated subadvisers according to objective and disciplined standards. It is this analysis that led PI to propose Calamos to replace Massachusetts Financial Services Company (MFS) as subadviser to the Fund (as discussed in Proposal No.
3).


    Following shareholder approval of Proposal No. 1, PI will continue to be the Fund's investment manager. In addition, subject to shareholder approval of Proposal No. 3, Calamos will serve as a subadviser to a portion of the Fund's assets. The Fund has another subadviser, Jennison Associates LLC (Jennison), that will continue to serve as a subadviser to the remainder of the Fund's assets. The Board and PI, under the Board's supervision, will continue to monitor the nature and quality of the services provided by these subadvisers and may, in the future, recommend additional subadvisers or the reallocation of assets among these and other subadvisers. If one or more new subadvisers are added to the Fund, PI will be responsible for determining the allocation of assets among the subadvisers and will have the flexibility to increase the allocation to any one subadviser to as much as 100% and decrease the allocation to any one subadviser to as little as 0%, subject to Board approval. The Manager-of-Managers structure that the Board is asking shareholders to approve will give the Board and PI the flexibility to appoint additional subadvisers without shareholder approval, but it is possible that no new subadvisers will be added.


    If Proposal No. 1 is approved by the Fund's shareholders, within 90 days of the selection of a new subadviser or a material amendment to an existing subadvisory agreement, shareholders would receive an information statement containing substantially all of the information about the subadviser and the subadvisory agreement that would otherwise be contained in a proxy statement. The information statement would include disclosure as to the level of fees to be paid to PI and each subadviser (unless the SEC permits information as to the rate of fees to be paid to subadvisers not to be disclosed) and would disclose subadviser changes or changes in subadvisory agreements.


    The Board and PI have concluded that, through the information statement and adherence to the conditions outlined below, shareholders of the Fund will receive adequate disclosure about any new subadvisers or material amendments to subadvisory agreements. Whether or not Proposal No. 1 is approved, amendments to any management agreement between PI and the Fund would remain subject to the shareholder and Board approval requirements of Section 15 of the 1940 Act and related proxy disclosure requirements. Moreover, although approval of Proposal No. 1 would generally permit the Board and PI to change the rate of fees payable by PI to a subadviser without shareholder approval, such approval would not permit PI and the Board to increase the rate of the management fees payable by a Fund to PI or cause the Fund to pay subadvisory fees directly to a subadviser without first obtaining shareholder approval.


    For these reasons, the Board believes that approval of Proposal No. 1 to permit PI and the Board to enter into new subadvisory agreements or make material changes to existing subadvisory agreements without shareholder approval is in the best interests of the shareholders of the Fund.

CONDITIONS

    The Fund will not rely on the Order to implement the Manager-of-Managers structure until all of the conditions set forth below have been met.

        1. PI will provide general management and administrative services to the Fund, including overall supervisory responsibility for the general management and investment of the Fund's securities portfolio, and, subject to review and approval by the Board, will (a) set the Fund's overall investment strategies; (b) select subadvisers; (c) monitor and evaluate the performance of subadvisers; (d) allocate and, when appropriate, reallocate the Fund's assets among its subadvisers; and (e) implement procedures reasonably designed to ensure that the subadvisers comply with the Fund's investment objectives, policies, and restrictions.

        2. Before the Fund may operate in the manner described in Proposal No. 1, the Proposal must be approved by a majority of its outstanding voting securities, as defined in the 1940 Act. APPROVAL OF THIS PROPOSAL NO. 1 WOULD SATISFY THIS CONDITION.

        3. The Fund will furnish to shareholders all of the information about a new subadviser or subadvisory agreement that would be included in a proxy statement. This information will include any change in the disclosure caused by the addition of a new subadviser or any material changes in a subadvisory agreement. The Fund will meet this condition by providing shareholders with an information statement complying with certain provisions of the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder. With respect to a newly retained subadviser, or a change in a subadvisory agreement, the information statement will be provided to shareholders of the Fund within a maximum of 90 days after the addition of the new subadviser or the implementation of any material change in a subadvisory agreement.

        4. The Fund will disclose in its prospectus the existence, substance and effect of the Order.

        5. No Trustee or officer of the Trust or director or officer of PI will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by the Trustee or officer) any interest in any subadviser except for (a) ownership of interests in PI or any entity that controls, is controlled by or is under common control with PI, or
    (ii) ownership of less than 1% of the outstanding securities of any class of equity or debt of a publicly-traded company that is either a subadviser or any entity that controls, is controlled by or is under common control with a subadviser.


        6. PI will not enter into a subadvisory agreement with any subadviser that is an "affiliated person" (as defined in the 1940 Act) of the Fund or PI other than by reason of serving as a subadviser to the Fund (an Affiliated Subadviser) without such agreement, including the compensation payable thereunder, being approved by the shareholders of the Fund. PI has entered into a subadvisory contract with Jennison Associates LLC for a portion of the Fund's assets. That contract was approved by the Fund's sole shareholder prior to the commencement of the Fund's investment operations.


        7. At all times, a majority of the members of the Board of the Trust will be persons each of whom is an Independent Trustee of the Trust and the nomination of new or additional Independent Trustees will be placed within the discretion of the then existing Independent Trustees.

        8. When a subadviser change is proposed for the Fund with an Affiliated Subadviser, the Board, including a majority of the Independent Trustees, will make a separate finding, reflected in the Board's minutes, that such change is in the best interests of the Fund and its shareholders and does not involve a conflict of interest from which PI or the Affiliated Subadviser derives an inappropriate advantage.

MATTERS CONSIDERED BY THE BOARD

    At a Board meeting held on March 4, 2003, the Board, including the Independent Trustees, unanimously approved the submission to shareholders of Proposal No. 1 regarding the Manager-of-Managers structure. Prior to the meeting each Trustee received comprehensive materials discussing this type of management structure. At the meeting, each Trustee reviewed the proposed structure and had the opportunity to ask questions and request further information in connection with such consideration. The Board gave primary consideration to the fact that the rate of the management fee payable to PI would not change as a result of adopting a Manager-of-Managers structure and that the structure would provide the potential for PI to hire subadvisers and amend subadvisory agreements more efficiently and with less expense. The Board also considered that PI had substantial experience in evaluating investment advisers and that PI would bring that experience to the task of evaluating the current subadvisers of the Fund and any potential new subadviser. The Board took into account the fact that PI could not, without the prior approval of the Board, including a majority of the Independent Trustees: (1) appoint a new subadviser, (2) materially change the allocation of portfolio assets among subadvisers, or (3) make material amendments to existing subadvisory agreements. The Board also took into account the fact that other funds managed by PI, including most of the funds marketed, distributed and operated similarly to the Fund, operate within this structure.

    THE BOARD, INCLUDING THE INDEPENDENT BOARD MEMBERS, RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL NO. 1.

         TO APPROVE A NEW MANAGEMENT AGREEMENT BETWEEN PI AND THE FUND
                                 PROPOSAL NO. 2


The Board has approved, and recommends that shareholders approve, Proposal No. 2, to approve a new management agreement between PI and the Fund to incorporate the Manager-of-Managers authority and make certain other changes (the New Management Agreement). THIS NEW AGREEMENT WOULD NOT CHANGE THE RATE OF ADVISORY FEES CHARGED TO THE FUND. Under the New Management Agreement, as described in Proposal No. 1, PI would be able to appoint new subadvisers and make material changes to a subadvisory agreement, subject to Board approval but without shareholder approval. On March 4, 2003, the Board of the Trust, including the Independent Trustees, discussed and approved Proposal No. 2 and the New Management Agreement on behalf of the Fund at an in-person meeting.

COMPARISON OF THE TERMS OF THE CURRENT MANAGEMENT AGREEMENT AND THE NEW
  MANAGEMENT AGREEMENT

    Under both the current management agreement between PI and the Fund (the Current Management Agreement) and the New Management Agreement, PI is authorized to manage or delegate the management of the Fund's investments and determine the composition of the Fund's portfolio, including the purchase, retention or sale of the securities and cash contained in the portfolio. The Current Management Agreement authorizes PI to enter into subadvisory agreements with MFS and Jennison, and on November 19, 2002, the Board authorized PI to terminate MFS and retain Calamos as replacement subadviser. To implement the Manager-of-Managers structure, described in Proposal No. 1, the New Management Agreement states that PI may manage in a Manager-of-Managers style which contemplates that PI will, among other things, (i) continually evaluate the performance of the Fund's subadvisers through qualitative and quantitative analysis and consultations with each subadviser, (ii) periodically make recommendations to the Fund's Board as to whether the contract with one or more subadvisers should be renewed, modified or terminated and (iii) periodically report to the Fund's Board regarding the results of its evaluation and monitoring functions. Each subadviser will be responsible for the selection of brokers and dealers to effect all transactions and is authorized to pay higher commissions under certain circumstances in order to receive such services. The subadviser is also obligated to keep certain books and records of the Fund. PI, however, will continue to administer the Fund's corporate and business affairs and provide the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not provided by the Fund's custodians and the Fund's transfer and dividend disbursing agent. Officers and employees of PI may continue to serve as officers and Trustees of the Fund without compensation.

    The following provisions are not in the Current Management Agreement:


    MANAGER-OF-MANAGERS: Provisions to allow PI to take the actions described in Proposal No. 1.


    AVAILABILITY OF EMPLOYEES: PI is obligated to make reasonably available its employees and officers for consultation with the Trustees or officers or employees of the Fund regarding any matter in the New Management Agreement, including the valuation of the Fund's Shares.


    INDEMNIFICATION: The Fund is obligated to indemnify PI from all damages, liabilities, costs, and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlements) incurred by PI in or by reason of any pending, threatened or completed action, suit, investigation, or other proceeding (including an action or suit by or in the right of the Fund or its shareholders) arising out of or otherwise based upon any action taken or omitted to be taken by PI in connection with the performance of its duties or obligations under the New Management Agreement, except that no indemnification shall exist for any willful misfeasance, bad faith, or gross negligence on the part of PI in the performance of its duties, or by reason of reckless disregard of its duties and obligations under the New Management Agreement.

    USE OF THE FUND'S NAME OR "PRUDENTIAL": The Fund may use the name "Strategic Partners New Era Growth Fund" or may include the word "Prudential" in its name only if the New Management Agreement (or any future similar management agreement) is in effect with PI, any successor of PI, or any company controlled by The Prudential Insurance Company of America (Prudential).


    Pursuant to both agreements, PI receives an annual fee for its services of 0.90% of the Fund's average daily net assets up to $1 billion, and 0.85% of the Fund's average daily net assets above that amount. The fee is computed daily and payable monthly.


    Both agreements continue in effect for a period of more than two years from their starting dates only so long as their continuance is specifically approved at least annually as required by the 1940 Act, provided, however, that both agreements may be terminated with respect to the Fund at any time, without the payment of any penalty, by the Board or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by PI at any time, without the payment of any penalty, on not more that 60 days' nor less than 30 days' written notice to the Fund. Both agreements terminate automatically in the event of their assignment (as defined in the 1940 Act).



    The above description of the New Management Agreement is qualified in its entirety by reference to the copy of the New Management Agreement attached as Exhibit A to this proxy statement.


INFORMATION ABOUT THE MANAGER


    PI, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, serves as the Fund's investment manager under the Current Management Agreement dated as of August 23, 2000. The Current Management Agreement was last approved by the Trustees, including a majority of the Independent Trustees, on May 21, 2002. The Current Management Agreement was approved by the consent of the sole shareholder on May 25, 2000. PI is a wholly-owned subsidiary of PIFM
Holdco, Inc., which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential, a major, diversified insurance and financial services company. Prudential's address is Prudential Plaza, Newark, New Jersey 07102-4077. PI is organized in New York as a limited liability company. As of December 31, 2002, PI served as the investment manager to all of the Prudential U.S. and offshore registered investment companies, and as the administrator to closed-end investment companies, with aggregate assets of approximately $86.1 billion. For the fiscal year ended February 28, 2002, and the six months ended August 31, 2002, the Fund paid $2,150,277 and $668,494 respectively to PI for investment management services.


        PI acts as manager for the following investment companies, in addition to the Trust:

       Cash Accumulation Trust, COMMAND Money Fund, COMMAND Government Fund, COMMAND Tax-Free Fund, Dryden Ultra Short Bond Fund, Nicholas-Applegate Fund, Inc., (Nicholas-Applegate Growth Equity Fund), Prudential California Municipal Fund, Prudential Equity Fund, Inc., Prudential Europe Growth Fund, Inc., Prudential's Gibraltar Fund, Inc., Prudential Global Total Return Fund, Inc., Prudential Government Income Fund, Inc., Prudential Government Securities Trust, Prudential High Yield
       Fund, Inc., Prudential Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., Prudential MoneyMart Assets, Inc., Prudential Municipal Bond Fund, Prudential Municipal Series Fund, Prudential National Municipals Fund, Inc., Prudential Natural Resources Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Real Estate Securities Fund, Prudential Sector Funds, Inc., Prudential Short-Term Corporate Bond Fund, Inc., Prudential Small Company Fund, Inc., Prudential Tax-Free Money Fund, Inc., Prudential Tax-Managed Funds, Prudential Tax-Managed Small-Cap Fund, Inc., Prudential Total Return Bond Fund, Inc., Prudential 20/20 Focus Fund, Prudential U.S. Emerging Growth Fund, Inc., Prudential Value Fund, Prudential World Fund, Inc., Special Money Market
       Fund, Inc., Strategic Partners Asset Allocation Funds, Strategic Partners Style Specific Funds, The Prudential Investment Portfolios, Inc., The Prudential Variable Contract Account-2, The

       Prudential Variable Contract Account-10, The Prudential Variable Contract Account-11 and The Target Portfolio Trust.


    The following table sets forth information relating to other investment company funds for which PI acts as an investment adviser with investment objectives, policies and strategies that are substantially similar to those of the Fund.


                                                        ANNUAL MANAGEMENT FEE
FUND                                                (AS A % OF AVERAGE NET ASSETS)       APPROXIMATE NET ASSETS
----                                                ------------------------------   ------------------------------

The Prudential Series Fund, Inc. --                 0.80%                            $18.0 million (as of 12/31/02)
SM Mid Cap Growth Portfolio.......................

Nicholas-Applegate Growth Equity Fund.............  0.95%                            $166 million (as of 12/31/02)

Prudential U.S. Emerging Growth Fund..............  0.60%                            $367 million (as of 12/31/02)

    The name, position with the Fund, position with PI and any other principal occupation of PI's directors and principal executive officers and the officers of the Fund that are employees of PI are set forth below. The address of each person is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.


NAME                       POSITION WITH THE FUND   POSITION WITH PI   PRINCIPAL OCCUPATIONS
----                       ----------------------   ----------------   ---------------------

Judy A. Rice               President                Officer in         None
                                                    Charge,
                                                    President, Chief
                                                    Executive
                                                    Officer, and
                                                    Chief Operating
                                                    Officer

Robert F. Gunia            Vice President           Executive Vice     Vice President,
                                                    President, Chief   Prudential;
                                                    Administrative     President, Prudential
                                                    Officer, and       Investment Management
                                                    Treasurer          Services LLC (PIMS)

William V. Healey          None                     Executive Vice     Vice President and
                                                    President, Chief   Associate General
                                                    Legal Officer,     Counsel, Prudential;
                                                    and Secretary      Senior Vice
                                                                       President, Chief
                                                                       Legal Officer and
                                                                       Secretary, PIMS

Kevin B. Osborn            None                     Executive Vice     None
                                                    President

Philip N. Russo            None                     Executive Vice     Director of Jennison
                                                    President, Chief   Associates LLC
                                                    Financial
                                                    Officer and
                                                    Treasurer

Lynn M. Waldvogel          None                     Executive Vice     None
                                                    President

Grace C. Torres            Treasurer and            Senior Vice        None
                           Principal Financial      President
                           and Accounting Officer

NAME                       POSITION WITH THE FUND   POSITION WITH PI   PRINCIPAL OCCUPATIONS
----                       ----------------------   ----------------   ---------------------
Marguerite E.H. Morrison   Assistant Secretary      Senior Vice        Vice President and
                                                    President and      Chief Legal
                                                    Assistant          Officer -- Mutual
                                                    Secretary          Funds and Unit
                                                                       Investment Trusts of
                                                                       Prudential; Vice
                                                                       President and
                                                                       Assistant Secretary
                                                                       of PIMS
Lori E. Bostrom            Secretary                None               Vice President and
                                                                       Corporate Counsel of
                                                                       Prudential

AFFILIATED BROKERS


    During the fiscal year ended February 28, 2002, and the six month period ended August 31, 2002, the Fund paid no commissions to Prudential Securities Incorporated or any other affiliated broker.


DISTRIBUTOR AND TRANSFER AGENT


    PIMS, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, acts as the distributor of the shares of the Trust under a distribution agreement with the Trust. PIMS is a subsidiary of Prudential. Pursuant to distribution and service plans adopted under Rule 12b-1 under the 1940 Act, the Fund bears the expense of distribution and service fees paid to PIMS with respect to its Class A, Class B and Class C shares. For the fiscal year ended February 28, 2002, and the six month period ended August 31, 2002, PIMS received distribution and servicing fees aggregating $1,795,728 and $584,874 ($119,518 and $34,942 for Class A, $911,887 and $303,475 for Class B and $764,323 and
$246,457, respectively, for Class C) from the Fund.



    PIMS has advised the Trust of its receipt of front-end sales charges of $114,000 and $20,300 and $47,400 and $7,900 resulting from sales of Class A and Class C shares, respectively, of the Fund during the fiscal year ended February 28, 2002 and the six month period ended August 31, 2002. From these fees, PIMS paid sales charges to affiliated broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs. PIMS has advised the Trust that for the fiscal year ended February 28, 2002 and the six month period ended August 31, 2002, it received $641,800 and $245,300, respectively, and $188,300 and $44,500, respectively, in contingent deferred sales charges imposed upon certain redemptions by certain Class B and Class C shareholders of the Fund.



    The Trust's transfer agent is Prudential Mutual Fund Services LLC (PMFS), 194 Wood Avenue South, Iselin, New Jersey 08830. PMFS received $255,000 and $120,000 for its services in connection with the Fund during the fiscal year ended February 28, 2002 and the six month period ended August 31, 2002, respectively.


MATTERS CONSIDERED BY THE BOARD


    At a Board meeting held on March 4, 2003, the Board, including the Independent Trustees, unanimously approved the New Management Agreement and the submission to shareholders of Proposal No. 2 regarding the New Management Agreement between the Fund and PI. The Board considerations for this Proposal were substantially the same as those considered for Proposal No. 1. Please see "Proposal No. 1 -- Matters Considered by the Board." The Board gave strong consideration to the fact that PI had substantial experience in evaluating investment advisers and would bring that experience to the task of evaluating the subadvisers to the Fund in the future. The Board noted PI's commitment to the maintenance of effective compliance programs. The Board also gave weight to the fact that it would be beneficial to conform the advisory structure of the Fund to the advisory structure already in place for other mutual funds in the Trust and the Strategic Partners fund family, and would place the Fund on equal footing with those other funds as to the speed and efficiency of subadviser changes.


    THE BOARD, INCLUDING THE INDEPENDENT BOARD MEMBERS, RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL NO. 2.

         TO APPROVE A NEW SUBADVISORY AGREEMENT BETWEEN PI AND CALAMOS
                                 PROPOSAL NO. 3


BACKGROUND

    On November 19, 2002, the Trustees, including the Independent Trustees, unanimously approved the selection by PI of Calamos to replace MFS as subadviser to a portion of the Fund's assets. At the same meeting, the Trustees also unanimously approved termination of the previous subadvisory agreement between PI and MFS (the MFS Subadvisory Agreement), which had last been approved by the Board on May 21, 2002, and was approved by the consent of the sole shareholder on May 25, 2000. Jennison, the other subadviser to the Fund, continues as a subadviser to the remaining portion of the Fund's assets.

    In connection with the subadviser change, at the November 19, 2002 meeting, the Trustees approved an interim subadvisory agreement between PI and Calamos to take effect on December 16, 2002 (the Interim Subadvisory Agreement) pursuant to Rule 15a-4 under the 1940 Act. This Rule allows, under certain circumstances, interim advisory agreements to take effect and to remain in effect for up to 150 days, without receiving prior shareholder approval. At a meeting held on March 4, 2003, the Trustees unanimously approved, and recommended shareholder approval of, a new subadvisory agreement between PI and Calamos (the New Subadvisory Agreement) which, if approved by shareholders, would take effect immediately upon such approval. The terms of the New Subadvisory Agreement and the MFS Subadvisory Agreement are the same in all material respects, except as noted below under "Comparison of the Terms of the MFS Subadvisory Agreement and the New Subadvisory Agreement." The terms of the New Subadvisory Agreement and the Interim Subadvisory Agreement are the same in all material respects except with respect to the effective date, the term, and certain of the indemnification provisions, as noted below. PI, not the Fund, pays an advisory fee to Calamos. Therefore, the change in subadvisers does not cause any change in total advisory fees paid by the Fund to PI.

COMPARISON OF THE TERMS OF THE MFS SUBADVISORY AGREEMENT AND THE NEW SUBADVISORY
  AGREEMENT

    Under the New Subadvisory Agreement, similar to MFS's responsibilities under the MFS Subadvisory Agreement, Calamos is responsible for managing the investment operations of a portion of the Fund's assets and for making investment decisions and placing orders to purchase and sell securities for that portion of the Fund's assets, all in accordance with the investment objective and policies of the Fund as reflected in its current prospectus and statement of additional information. The following provisions of the New Subadvisory Agreement and the MFS Subadvisory Agreement differ:

    FEE: The fee schedule is different for Calamos than for MFS. The fee paid by PI to Calamos is less than the fee that was paid by PI to MFS. As a result, PI will retain a greater portion of the advisory fee it receives from the Fund. However, because Calamos' fee is paid by PI, not the Fund, there will be no change in the total advisory fees paid by the Fund. For more information on the different fee schedules, see "Subadvisory Fee Schedules" below.

    CONDITIONS FOR PAYMENT: Under the New Subadvisory Agreement, PI's obligation to pay Calamos' subadvisory fee is contingent upon PI's receipt of its advisory fee from the Fund. There is no such provision in the MFS Subadvisory Agreement.

    COMPLIANCE AND RECORDKEEPING: The New Subadvisory Agreement contains specific provisions requiring Calamos to maintain adequate procedures to ensure its compliance with federal and state laws and regulations, to furnish PI with all copies of records and compliance procedures as PI may request and to surrender to the Fund, upon request, all records of the Fund that it maintains. There are no such explicit provisions in the MFS Subadvisory Agreement.

    PROXY VOTING: Under the New Subadvisory Agreement, Calamos is expressly responsible for voting all proxies with respect to investments and securities held in the portion of the Fund's portfolio that it subadvises, subject to reporting and other requirements established by PI. There is no such explicit provision in the MFS Subadvisory Agreement.

    MANAGER-OF-MANAGERS: Corresponding with Proposals Nos. 1 and 2, the New Subadvisory Agreement explicitly includes provisions relating to the manager-of-managers structure.

    CONSULTATION WITH OTHER SUBADVISERS: Under the New Subadvisory Agreement, Calamos is expressly prohibited from consulting with any other subadviser to the Fund regarding the Fund's portfolio transactions. There is no such explicit provision in the MFS Subadvisory Agreement.


    LIABILITY AND INDEMNIFICATION: The New Subadvisory Agreement clarifies that although Calamos' liability is limited to certain events, PI and the Fund do not waive any rights that they would have against Calamos under federal or state law. Under the New Subadvisory Agreement, PI and Calamos agree to indemnify each other against any liability and expenses, including attorneys' fees, which one of them may sustain as a result of the other's willful misfeasance, bad faith, gross negligence or reckless disregard of duties under the New Subadvisory Agreement or violation of applicable law. No such indemnification provision exists in the MFS Subadvisory Agreement.


    The New Subadvisory Agreement, identical to the MFS Subadvisory Agreement, will remain in full force and effect for a period of two years from the date of its execution, and will continue thereafter as long as its continuance is specifically approved at least annually by vote of a majority of the outstanding voting securities (as that term is defined in the 1940 Act) of the Fund, or by the Board of Trustees, including the approval by a majority of the Independent Trustees, at a meeting called for the purpose of voting on such approval; provided, however, that (1) the New Subadvisory Agreement may be terminated at any time without the payment of any penalty, either by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, (2) the New Subadvisory Agreement will terminate immediately in the event of its assignment (within the meaning of the 1940 Act) or upon the termination of the Fund's management agreement with PI, and (3) the New Subadvisory Agreement may be terminated at any time by Calamos or PI on not more than 60 days' nor less than 30 days' written notice to the other party.

    The New Subadvisory Agreement, identical to the MFS Subadvisory Agreement, provides that, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard of its obligations and duties thereunder, Calamos will not be liable for any act or omission in connection with its activities as subadviser to the Fund.


    The above description of the New Subadvisory Agreement is qualified in its entirety by reference to the copy of the New Subadvisory Agreement attached as Exhibit B to this proxy statement.



    SUBADVISORY FEE SCHEDULES The following chart contains information relating to the subadvisory fee payable under the New Subadvisory Agreement to Calamos and the MFS Subadvisory Agreement. Fees are expressed as annual percentage rates of the Fund's average daily net assets managed by the Subadviser.



SUBADVISORY FEE PAYABLE TO CALAMOS*           CURRENT SUBADVISORY FEE PAID TO MFS
--------------------------------------------  -----------------------------------
0.45% on the first $100 million               0.50% on first $1 billion
0.40% after $100 million                      0.40% after 1 billion.


------------------------


* For purposes of calculating the fee to be paid to Calamos, the portion of the average daily net assets of the Fund managed by Calamos will be combined with the portion of the average daily net assets of SP Mid Cap Growth Portfolio, a series of The Prudential Series Fund, Inc. that has also retained Calamos as a subadviser. The assets of the SP Mid Cap Growth Portfolio are not included in the tables presented here. If they were included in the calculations presented in the tables, PI would retain a greater percentage.

ADVISORY FEE RETAINED BY PI UNDER NEW         ADVISORY FEE RETAINED BY PI UNDER MFS
SUBADVISORY AGREEMENT*                        SUBADVISORY AGREEMENT
--------------------------------------------  -------------------------------------
0.45% on the first $100 million               0.40% on first $1 billion
0.50% on next $400 million                    0.45% after $1 billion.
0.45% after $500 million



    For the period of the fiscal year ended February 28, 2003 that MFS subadvised a portion of the Fund's assets (March 1, 2002 -- December 15, 2002), the Fund paid PI an advisory fee of $424,211 based on the portion subadvised by MFS (an effective annual rate of 0.90%), of which PI paid a subadvisory fee of $235,673 to MFS (an effective annual fee rate of 0.50%), and PI retained $188,538. Had the rates pursuant to the New Subadvisory Agreement been in effect during the period of the fiscal year ended February 28, 2003 that MFS subadvised a portion of the Fund's assets (March 1, 2002 -- December 15, 2002), the Fund would have paid PI the same advisory fee for that portion of its assets, of which PI would have paid a subadvisory fee of $212,105 (an effective annual fee rate of 0.45%), and of which PI would have retained $212,106. This amount under the New Subadvisory Agreement represents an increase of $23,568 (or approximately 12.5%) over what PI actually retained under the MFS Subadvisory Agreement.


INFORMATION ABOUT CALAMOS

    Calamos is a registered investment adviser and is a wholly owned subsidiary of Calamos Holdings, Inc. As of December 31, 2002, Calamos managed approximately $12.9 billion in assets for institutions, individuals, investment companies and hedge funds. Calamos's address is 1111 E. Warrenville Road, Naperville, Illinois 60563-1463.

    The following table sets forth information relating to the other registered investment company funds for which Calamos acts as an investment adviser or subadviser with investment objectives, policies and strategies that are substantially similar to those of the Fund.


                                             ANNUAL MANAGEMENT FEE
FUND                                  (AS A % OF AVERAGE DAILY NET ASSETS)    APPROXIMATE NET ASSETS
----                                  ------------------------------------  --------------------------

The Prudential Series                 0.45% of the first $100 million of    $18.0 million (as of
Fund, Inc. --                         average daily net assets; and 0.40%   12/31/02)
SP Mid Cap Growth Portfolio*........  of the average daily net assets over
                                      $100 million.

Calamos Growth Fund                   1.0% of first $500 million of the     $1.95 billion (as of
(not subadvised)....................  Fund's average net assets; .90% of    9/30/02)
                                      the next $500 million of average net
                                      assets; .80% of average net assets
                                      in excess of $1 billion.


------------------------

* For purposes of calculating the fee to be paid to Calamos, the portion of the average daily net assets of the SP Mid Cap Growth Portfolio of The Prudential Series Fund, Inc. managed by Calamos will be combined with the portion of the Fund's average daily net assets managed by Calamos.

    The name and position with Calamos of Calamos's directors and principal executive officers are set forth below. The address of each person is 1111 East Warrenville Road, Naperville, Illinois 60563-1463.

NAME AND ADDRESS                         POSITION WITH CALAMOS AND PRINCIPAL OCCUPATION
--------------------------------  ------------------------------------------------------------

John P. Calamos, Sr.............  President; Chief Investment Officer; Director

Nick P. Calamos.................  Senior Executive Vice President; Chief Investment Officer;
                                  Director

Patrick H. Dudasik..............  Executive Vice President; Chief Financial and Administrative
                                  Officer; Treasurer

James S. Hamman, Jr.............  Executive Vice President; Secretary and General Counsel

John P. Calamos, Jr.............  Executive Vice President; Director

James Greenwalt.................  Executive Vice President

MATTERS CONSIDERED BY THE BOARD

    On November 19, 2002, at a regular in-person meeting of the Board at which a majority of the Trustees were in attendance (including a majority of the Independent Trustees), the Board of Trustees considered PI's recommendation that Calamos replace MFS as the subadviser to a portion of the Fund's assets. The Trustees reviewed performance, compliance and organizational materials regarding Calamos, and representatives of both Calamos and PI made formal presentations to the Trustees.

    The Trustees unanimously approved the retention of Calamos by PI and concluded that it was in the best interests of the Fund and its investors. In making that determination, the Trustees considered the following factors, among others:

    - The performance of MFS, which was generally lower than the performance of benchmark indices and the median of peer funds during the past several years;

    - The performance of Calamos, which demonstrated historically strong and consistent performance relative to industry benchmarks and other investment advisers specializing in mid cap growth stocks;

    - A change in fund managers at MFS, resulting in changes in investment philosophy;

    - The strength of Calamos's fund management team, which has considerable experience in investing in mid cap growth stocks; and

    - The disciplined process used by Calamos for the identification and selection of portfolio securities.


    On March 4, 2003, at a regular in-person meeting of the Board where a majority of the Trustees were in attendance (including a majority of the Independent Trustees), the Board unanimously approved the New Subadvisory Agreement, subject to shareholder approval, based on the factors considered at the November 19, 2002 meeting, as well as the factors described with respect to the manager-of-managers structure described under Proposal No. 1 above.


    THE BOARD, INCLUDING THE INDEPENDENT BOARD MEMBERS, RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL NO. 3.


    Although shareholder approval is also being requested for Proposals Nos. 1 and 2, THE ADOPTION OF PROPOSAL NO. 3 IS NOT CONTINGENT ON SHAREHOLDER APPROVAL OF EITHER PROPOSAL NO. 1 OR PROPOSAL NO. 2. This means that if shareholders do not approve either Proposal No. 1 or Proposal No. 2, but do approve Proposal No. 3, PI will implement the New Subadvisory Agreement with Calamos.


    If Proposal No. 3 is not approved by the shareholders of the Fund, the board will consider what other action, if any, should be taken to obtain subadvisory services with respect to the Fund.

                             ADDITIONAL INFORMATION


    The cost of the Meeting, including the solicitation of proxies, will be borne by PI. The solicitation of proxies will be made primarily by mail but also may include telephone or oral communications by regular employees of Prudential Securities or PI, who will not receive any compensation therefore from the Fund, or by Georgeson Shareholder Communications Inc., a proxy solicitation firm retained by the Fund, who will be paid the approximate fees and expenses for soliciting services set forth below. Proxies may be recorded pursuant to electronically transmitted instructions or telephone instructions obtained through procedures reasonably designed to verify that the instructions have been authorized. Soliciting fees and expenses payable to Georgeson Shareholder Communications Inc. is a function of the number of shareholders in the Fund. The estimated solicitation fees and expenses will be approximately $24,000.


                             SHAREHOLDER PROPOSALS

    The Fund will not be required to hold annual meetings of shareholders if the election of Board Members is not required under the 1940 Act. It is the present intention of the Board not to hold annual meetings of shareholders unless such shareholder action is required.

    Any shareholder who wishes to submit a proposal to be considered at the Fund's next meeting of shareholders should send the proposal to the Fund at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, New Jersey 07102, so as to be received within a reasonable time before the Board makes the solicitation relating to such meeting, in order to be included in the proxy statement and form of proxy relating to such meeting.

    Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Fund's proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

                                 OTHER BUSINESS

    Management knows of no business to be presented at the Meeting other than the matters set forth in this proxy statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote according to their best judgment in the interests of the Fund.

                                               LORI E. BOSTROM
                                               SECRETARY


March 21, 2003


   IT IS IMPORTANT THAT YOU EXECUTE AND RETURN ALL OF YOUR PROXIES PROMPTLY.

                                                                       EXHIBIT A


                        STRATEGIC PARTNERS OPPORTUNITY FUNDS
                     STRATEGIC PARTNERS NEW ERA GROWTH FUND

                              MANAGEMENT AGREEMENT

    Agreement made the    day of          , 2003 between Strategic Partners New
Era Growth Fund (the Fund), a series of Strategic Partners Opportunity Funds, a Delaware statutory trust (the Trust), and Prudential Investments LLC, a New York limited liability company (the Manager).

                              W I T N E S S E T H

    WHEREAS, the Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act); and

    WHEREAS, the Fund desires to retain the Manager to render or contract to obtain as hereinafter provided investment advisory services to the Trust and one or more of its series (individually and collectively with the Trust, referred to herein as the Fund) and the Fund also desires to avail itself of the facilities available to the Manager with respect to the administration of its day-to-day business affairs, and the Manager is willing to render such investment advisory and administrative services;

    NOW, THEREFORE, the parties agree as follows:


    1. The Fund hereby appoints the Manager to act as manager of the Fund and each series thereof, if any (each, a Portfolio) and as administrator of its business affairs for the period and on the terms set forth in this Agreement. The Manager accepts such appointment and agrees to render the services herein described, for the compensation herein provided. Subject to the approval of the Board of Trustees of the Fund, the Manager is authorized to enter into a subadvisory agreement with Prudential Investment
    Management, Inc., Jennison Associates LLC, or any other subadviser, whether or not affiliated with the Manager (each, a Subadviser), pursuant to which such Subadviser shall furnish to the Fund the investment advisory services in connection with the management of the Fund (each, a Subadvisory Agreement). Subject to the approval of the Board of Trustees of the Fund, the Manager is authorized to retain more than one Subadviser for the Fund, and if the Fund has more than one Subadviser, the Manager is authorized to allocate the Fund's assets among the Subadvisers. The Manager will continue to have responsibility for all investment advisory services furnished pursuant to any Subadvisory Agreement. The Fund and Manager understand and agree that the Manager may manage the Fund in a "manager-of-managers" style with either a single or multiple subadvisers, which contemplates that the Manager will, among other things and pursuant to an Order issued by the Securities and Exchange Commission (SEC): (i) continually evaluate the performance of each Subadviser to the Fund, if applicable, through quantitative and qualitative analysis and consultations with such Subadviser; (ii) periodically make recommendations to the Board as to whether the contract with one or more Subadvisers should be renewed, modified, or terminated; and (iii) periodically report to the Board regarding the results of its evaluation and monitoring functions. The Fund recognizes that a Subadviser's services may be terminated or modified pursuant to the "manager-of-managers" process, and that the Manager may appoint a new Subadviser for a Subadviser that is so removed.


    2. Subject to the supervision of the Board of Trustees, the Manager shall administer the Fund's business affairs and, in connection therewith, shall furnish the Fund with office facilities and with clerical, bookkeeping and recordkeeping services at such office facilities and, subject to Section 1 hereof and any Subadvisory Agreement, the Manager shall manage the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention and disposition thereof, in accordance with the Fund's investment objectives, policies and restrictions as stated in the Fund's SEC registration statement, and subject to the following understandings:

        (a) The Manager (or a Subadviser under the Manager's supervision) shall provide supervision of the Fund's investments, and shall determine from time to time what investments or securities will be purchased, retained, sold or loaned by the Fund, and what portion of the assets will be invested or held uninvested as cash.

        (b) The Manager, in the performance of its duties and obligations under this Agreement, shall act in conformity with the Declaration of Trust of the Fund and the Fund's SEC registration statement and with the instructions and directions of the Board of Trustees, and will conform to and comply with the requirements of the 1940 Act and all other applicable federal and state laws and regulations. In connection therewith, the Manager shall, among other things, prepare and file (or cause to be prepared and filed) such reports as are, or may in the future be, required by the SEC.


        (c) The Manager (or the Subadviser under the Manager's supervision) shall determine the securities and futures contracts to be purchased or sold by the Fund and will place orders pursuant to its determinations with or through such persons, brokers, dealers or futures commission merchants (including but not limited to Prudential Securities Incorporated) in conformity with the policy with respect to brokerage as set forth in the Fund's registration statement or as the Board of Trustees may direct from time to time. In providing the Fund with investment supervision, it is recognized that the Manager (or the Subadviser under the Manager's supervision) will give primary consideration to securing the most favorable price and efficient execution. Consistent with this policy, the Manager (or Subadviser under the Manager's supervision) may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which other clients of the Manager (or Subadviser) may be a party, the size and difficulty in executing an order, and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. The Manager (or Subadviser) to the Fund each shall have discretion to effect investment transactions for the Fund through broker-dealers (including, to the extent legally permissible, broker-dealers affiliated with the Subadviser(s)) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act, as amended (the "1934 Act"), and to cause the Fund to pay any such broker-dealers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the brokerage or research services provided by such broker-dealer, viewed in light of either that particular investment transaction or the overall responsibilities of the Manager (or the Subadviser) with respect to the Fund and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission.


        On occasions when the Manager (or a Subadviser under the Manager's supervision) deems the purchase or sale of a security or a futures contract to be in the best interest of the Fund as well as other clients of the Manager (or the Subadviser), the Manager (or Subadviser), to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager (or the Subadviser) in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

        (d) The Manager (or the Subadviser under the Manager's supervision) shall maintain all books and records with respect to the Fund's portfolio transactions and shall render to the Fund's Board of Trustees such periodic and special reports as the Board may reasonably request.

        (e) The Manager (or the Subadviser under the Manager's supervision) shall be responsible for the financial and accounting records to be maintained by the Fund (including those being maintained by the Fund's Custodian).

        (f) The Manager (or the Subadviser under the Manager's supervision) shall provide the Fund's Custodian on each business day information relating to all transactions concerning the Fund's assets.

        (g) The investment management services of the Manager to the Fund under this Agreement are not to be deemed exclusive, and the Manager shall be free to render similar services to others.

        (h) The Manager shall make reasonably available its employees and officers for consultation with any of the Trustees or officers or employees of the Fund with respect to any matter discussed herein, including, without limitation, the valuation of the Fund's securities.

    3. The Fund has delivered to the Manager copies of each of the following documents and will deliver to it all future amendments and supplements, if any:

        (a) Declaration of Trust;

        (b) By-Laws of the Fund (such By-Laws, as in effect on the date hereof and as amended from time to time, are herein called the "By-Laws");

        (c) Certified resolutions of the Board of Trustees of the Fund authorizing the appointment of the Manager and approving the form of this agreement;

        (d) Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-1A (the Registration Statement), as filed with the SEC relating to the Fund and its shares of beneficial interest, and all amendments thereto; and

        (e) Prospectus and Statement of Additional Information of the Fund.

    4. The Manager shall authorize and permit any of its officers and employees who may be elected as Trustees or officers of the Fund to serve in the capacities in which they are elected. All services to be furnished by the Manager under this Agreement may be furnished through the medium of any such officers or employees of the Manager.

    5. The Manager shall keep the Fund's books and records required to be maintained by it pursuant to Paragraph 2 hereof. The Manager agrees that all records that it maintains for the Fund are the property of the Fund, and it will surrender promptly to the Fund any such records upon the Fund's request, provided however that the Manager may retain a copy of such records. The Manager further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by the Manager pursuant to Paragraph 2 hereof.

    6. During the term of this Agreement, the Manager shall pay the following expenses:

        (i) the salaries and expenses of all employees of the Fund and the Manager, except the fees and expenses of Trustees who are not affiliated persons of the Manager or any Subadviser,

        (ii) all expenses incurred by the Manager in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund herein, and

        (iii) the fees, costs and expenses payable to a Subadviser pursuant to a Subadvisory Agreement.

    The Fund assumes and will pay the expenses described below:

        (a) the fees and expenses incurred by the Fund in connection with the management of the investment and reinvestment of the Fund's assets,

        (b) the fees and expenses of Trustees who are not "interested persons" of the Fund within the meaning of the 1940 Act,

        (c) the fees and expenses of the Custodian that relate to (i) the custodial function and the recordkeeping connected therewith,
    (ii) preparing and maintaining the general accounting records of the Fund and the provision of any such records to the Manager useful to the Manager in connection with the Manager's responsibility for the accounting records of the Fund pursuant to Section 31 of the 1940 Act and the rules promulgated thereunder, (iii) the pricing or valuation of the shares of the Fund, including the cost of any pricing or valuation service or services which may be retained pursuant to the authorization of the Board of Trustees, and (iv) for both mail and wire orders, the cashiering function in connection with the issuance and redemption of the Fund's securities,

        (d) the fees and expenses of the Fund's Transfer and Dividend Disbursing Agent that relate to the maintenance of each shareholder account,

        (e) the charges and expenses of legal counsel and independent accountants for the Fund,

        (f) brokers' commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities and futures transactions,

        (g) all taxes and corporate fees payable by the Fund to federal, state or other governmental agencies,

        (h) the fees of any trade associations of which the Fund may be a member,

        (i) the cost of share certificates representing, and/or non-negotiable share deposit receipts evidencing, shares of the Fund,

        (j) the cost of fidelity, directors' and officers' and errors and omissions insurance,

        (k) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the SEC, and paying notice filing fees under state securities laws, including the preparation and printing of the Fund's registration statement and the Fund's prospectuses and statements of additional information for filing under federal and state securities laws for such purposes,

        (l) allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports and notices to shareholders in the amount necessary for distribution to the shareholders,

        (m) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business, and

        (n) any expenses assumed by the Fund pursuant to a Distribution and Service Plan adopted in a manner that is consistent with Rule 12b-1 under the 1940 Act.

    7. For the services provided and the expenses assumed pursuant to this Agreement, the Fund will pay to the Manager as full compensation therefor a fee at the annual rate(s) as described on the attached Schedule A with respect to the average daily net assets of the Fund. This fee will be computed daily, and will be paid to the Manager monthly. The Fund shall not pay any fee or other compensation to the Manager for the services provided and the expenses assumed pursuant to this Agreement.

    8. The Manager shall not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in
    Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

    The Fund shall indemnify the Manager and hold it harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlements) incurred by the Manager in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Fund or its security holders) arising out of or otherwise based upon any action actually or allegedly taken or omitted to be taken by the Manager in connection with the performance of any of its duties or obligations under this Agreement; provided, however, that nothing contained herein shall protect or be deemed to protect the Manager against or entitle or be deemed to entitle the Manager to indemnification in respect of any liability to the Fund or its security holders to which the Manager would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, by reason of its reckless disregard of their duties and obligations under this Agreement.

    9. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, by the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the Fund. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

    10. Nothing in this Agreement shall limit or restrict the right of any officer or employee of the Manager who may also be a Trustee, officer or employee of the Fund to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or dissimilar nature, nor limit or restrict the right of the Manager to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

    11. Except as otherwise provided herein or authorized by the Board of Trustees of the Fund from time to time, the Manager shall for all purposes herein be deemed to be an independent contractor, and shall have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

    12. During the term of this Agreement, the Fund agrees to furnish the Manager at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Fund or the public, which refer in any way to the Manager, prior to use thereof and not to use such material if the Manager reasonably objects in writing within five business days (or such other time as may be mutually agreed) after receipt thereof. In the event of termination of this Agreement, the Fund will continue to furnish to the Manager copies of any of the above-mentioned materials which refer in any way to the Manager. Sales literature may be furnished to the Manager hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery. The Fund shall furnish or otherwise make available to the Manager such other information relating to the business affairs of the Fund as the Manager at any time, or from time to time, reasonably requests in order to discharge its obligations hereunder.

    13. This Agreement may be amended by mutual consent, but the consent of the Fund must be obtained in conformity with the requirements of the 1940 Act.

    14. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary; or
    (2) to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102-4077, Attention: President.

    15. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.


    16. The Fund may use the name "Strategic Partners New Era Growth Fund" or any name including the word "Prudential" only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect, including any similar agreement with any organization which shall have succeeded to the Manager's business as Manager or any extension, renewal or amendment thereof remain in effect. At such time as such an agreement shall no longer be in effect, the Fund will (to the extent that it lawfully can) cease to use such a name or any other name indicating that it is advised by, managed by or otherwise connected with the Manager, or any organization which shall have so succeeded to such businesses. In no event shall the Fund use the name "Strategic Partners New Era Growth Fund" or any name including the word "Prudential" if the Manager's function is transferred or assigned to a company of which The Prudential Insurance Company of America does not have control.


    17. A copy of the Agreement and Declaration of Trust is on file with the Secretary of the State of Delaware, and notice is hereby given that this instrument is not binding upon any of the Trustees or shareholders individually but is binding only upon the assets and property of the Fund.


    18. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Securities and Exchange Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.


    IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year above written.

                                                     STRATEGIC PARTNERS OPPORTUNITY FUNDS
                                                     on behalf of Strategic Partners New Era Growth
                                                     Fund

                                                     By:  /s/
                                                          --------------------------------------------

                                                     PRUDENTIAL INVESTMENTS LLC

                                                     By:  /s/
                                                          --------------------------------------------

                                   SCHEDULE A

                                                                     ANNUAL FEE RATE
                                                         ---------------------------------------
Strategic Partners New Era Growth Fund.................  0.90% of average daily net assets up to
                                                         $1 billion; 0.85% of average daily net
                                                         assets thereafter

Schedule dated           , 2003

                                                                       EXHIBIT B


                      STRATEGIC PARTNERS OPPORTUNITY FUNDS
                     STRATEGIC PARTNERS NEW ERA GROWTH FUND
                             SUBADVISORY AGREEMENT

    Agreement made as of this       day of         , 2003 between Prudential
Investments LLC (PI or the Manager), a New York limited liability company and Calamos Asset Management, Inc. (Calamos or the Subadviser),

    WHEREAS, the Manager has entered into a Management Agreement (the Management
Agreement) dated             , with Strategic Partners Opportunity Funds, a
Delaware statutory trust (the Fund) and a diversified, open-end management investment company registered under the Investment Company Act of 1940 as amended (the 1940 Act), pursuant to which PI acts as Manager of the Fund; and

    WHEREAS, the Manager desires to retain the Subadviser to provide investment advisory services to the Fund and one or more of its series as specified in Schedule A hereto (individually and collectively, with the Fund, referred to herein as the Fund) and to manage such portion of the Fund as the Manager shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

    NOW, THEREFORE, the Parties agree as follows:

    1. (a) Subject to the supervision of the Manager and the Board of Trustees of the Fund, the Subadviser shall manage such portion of the Fund's portfolio, including the purchase, retention and disposition thereof, in accordance with the Fund's investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:

               (i) The Subadviser shall provide supervision of such portion of the Fund's investments as the Manager shall direct, and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Fund, and what portion of the assets will be invested or held uninvested as cash.

               (ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the copies of the Declaration of Trust, By-Laws and Prospectus of the Fund provided to it by the Manager (the Fund Documents) and with the instructions and directions of the Manager and of the Board of Trustees of the Fund, co-operate with the Manager's (or its designee's) personnel responsible for monitoring the Fund's compliance and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations. In connection therewith, the Subadviser shall, among other things, prepare and file such reports as are, or may in the future be, required by the Securities and Exchange Commission (the Commission). The Manager shall provide Subadviser timely with copies of any updated Fund documents.


               (iii) The Subadviser shall determine the securities and futures contracts to be purchased or sold by such portion of the Fund's portfolio, as applicable, and will place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to Prudential Securities Incorporated (or any broker or dealer affiliated with the Subadviser) to carry out the policy with respect to brokerage as set forth in the Fund's Prospectus or as the Board of Trustees may direct from time to time. In providing the Fund with investment supervision, it is recognized that the Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Subadviser's other clients may be a party. The Manager (or Subadviser) to the Fund each shall have discretion to effect investment transactions for the Fund through broker-dealers (including, to the extent legally permissible, broker-dealers affiliated with the Subadviser(s)) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and to cause the Fund to pay any such broker-dealers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the brokerage or research services provided by such broker-dealer, viewed in light of either that particular investment transaction or the overall responsibilities of the Manager (or the Subadviser) with respect to the Fund and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission.


               On occasions when the Subadviser deems the purchase or sale of a security or futures contract to be in the best interest of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

               (iv) The Subadviser shall maintain all books and records with respect to the Fund's portfolio transactions effected by it as required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act, and shall render to the Fund's Board of Trustees such periodic and special reports as the Trustees may reasonably request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the Trustees or officers or employees of the Fund with respect to any matter discussed herein, including, without limitation, the valuation of the Fund's securities.

               (v) The Subadviser or an affiliate shall provide the Fund's Custodian on each business day with information relating to all transactions concerning the portion of the Fund's assets it manages, and shall provide the Manager with such information upon request of the Manager.

               (vi) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, the Subadviser and Manager understand and agree that if the Manager manages the Fund in a "manager-of-managers" style, the Manager will, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii) periodically make recommendations to the Fund's Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Fund's Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

               (vii) The Subadviser acknowledges that the Manager and the Fund intend to rely on Rule 17a-10 under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Fund with respect to transactions in securities for the Fund's portfolio or any other transactions of Fund assets.

        (b) The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as Trustees or officers of the Fund to serve in the capacities in which they are elected. Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.

        (c) The Subadviser shall keep the Fund's books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Manager all information relating to the Subadviser's services hereunder needed by the Manager to keep the other books and records of the Fund required by Rule 31a-1 under the 1940 Act or any successor regulation. The Subadviser agrees that all records which it maintains for the Fund are the property of the Fund, and the Subadviser will surrender promptly to the Fund any of such records upon the Fund's request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act or any successor regulation any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

        (d) In connection with its duties under this Agreement, the Subadviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Investment Advisers Act of 1940, as amended, and other applicable state and federal regulations.

        (e) The Subadviser shall furnish to the Manager copies of all records prepared in connection with (i) the performance of this Agreement and
    (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof as the Manager may reasonably request.

        (f) The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Fund's portfolio, subject to such reporting and other requirements as shall be established by the Manager.

    2. The Manager shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser's performance of its duties under this Agreement. The Manager shall provide (or cause the Fund's custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Fund managed by the Subadviser, cash requirements and cash available for investment in such portion of the Fund, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board of Trustees of the Fund that affect the duties of the Subadviser).

    3. For the services provided and the expenses assumed pursuant to this Agreement, the Manager shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Fund's average daily net assets of the portion of the Fund managed by the Subadviser as described in the attached Schedule A. Liability for payment of compensation by the Manager to the Subadviser under this Agreement is contingent upon the Manager's receipt of payment from the Fund for management services described under the Management Agreement between the Fund and the Manager. Expense caps or fee waivers for the Fund that may be agreed to by the Manager, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Manager.

    4. The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Fund or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Manager or the Fund may have against the Subadviser under federal or state securities laws. The Manager shall indemnify the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Manager's willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Manager, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Subadviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

    5. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager or the Subadviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it will promptly notify the Fund and the Manager of the occurrence or anticipated occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change or anticipated change in control (as defined in the 1940 Act) of the Subadviser; provided that the Subadviser need not provide notice of such an anticipated event before the anticipated event is a matter of public record.


    Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary;
    (2) to the Fund at Gateway Center Three, 4th Floor, 100 Mulberry Street, Newark, NJ 07102-4077, Attention: Secretary; or (3) to the Subadviser at 1111 E. Warrenville Road, Naperville, Illinois 60563-1463, Attention:
    General Counsel.


    6. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser's directors, officers or employees who may also be a Trustee, officer or employee of the Fund to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

    7. During the term of this Agreement, the Manager agrees to furnish the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery.

    8. This Agreement may be amended by mutual consent, but the consent of the Fund must be obtained in conformity with the requirements of the 1940 Act.

    9.  This Agreement shall be governed by the laws of the State of New York.

    10. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.


    IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                                     PRUDENTIAL INVESTMENTS LLC

                                                     By:  /s/
                                                          --------------------------------------------
                                                          Name:
                                                          Title:

                                                     CALAMOS ASSET MANAGEMENT, INC.

                                                     By:  /s/
                                                          --------------------------------------------
                                                          Name:
                                                          Title:

                                   SCHEDULE A

                      STRATEGIC PARTNERS OPPORTUNITY FUNDS
                     STRATEGIC PARTNERS NEW ERA GROWTH FUND


    As compensation for services provided by Calamos Asset Management, Inc. (Calamos), Prudential Investments LLC will pay Calamos a fee equal, on an annualized basis, to the following:



FUND                                                                  ADVISORY FEE
----                                                     ---------------------------------------
Strategic Partners New Era Growth Fund.................  0.45% of the first $100 million* of average daily net assets managed by
                                                         Calamos
                                                         0.40% of amounts above $100 million


* "Average daily net assets" include assets of the Fund and the portion of the average daily net assets of SP Mid Cap Growth Portfolio, a series of The Prudential Series Fund, Inc., managed by Calamos.

Dated as of           , 2003.

                                    PROXY

                     STRATEGIC PARTNERS OPPORTUNITY FUNDS
                   (Strategic Partners New Era Growth Fund)

                            GATEWAY CENTER THREE
                             100 MULBERRY STREET
                        NEWARK, NEW JERSEY 07102-4077

             THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES.

The undersigned hereby appoints Lori E. Bostrom, Marguerite E.H. Morrison, and Grace C. Torres as Proxies, each with the power of substitution, and hereby authorizes each of them, to represent and to vote, as designated on the reverse side, all the shares of beneficial interest of Strategic Partners New Era Growth Fund (the Fund) held of record by the undersigned on March 7, 2003 at the Special Meeting of Shareholders to be held on April 25, 2003 or any adjournment thereof.

PRUDENTIAL                        VOTE BY INTERNET - www.proxyvote.com
100 MULBERRY STREET                                  -----------------
GATEWAY CENTER THREE, 4TH FLOOR   Use the Internet to transmit your voting
NEWARK, NJ 07102-4077             instructions and for electronic delivery of
                                  information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site. You will be prompted to enter your 12-digit Control Number which is located below to obtain your records and to create an electronic voting instruction form.

                                  VOTE BY PHONE - 1-800-690-6903
                                  Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call. You will be prompted to enter your 12-digit Control Number which is located below and then follow the simple instructions the Vote Voice provides you.

                                  VOTE BY MAIL
                                  Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Prudential, c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:                      PRUSPO        KEEP THIS PORTION FOR YOUR RECORDS
---------------------------------------------------------------------------------------------------------------------------------
                                                                                              DETACH AND RETURN THIS PORTION ONLY
                                      THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

FUND'S NAME HERE




THE TRUSTEES RECOMMEND A VOTE "FOR" EACH OF THE FOLLOWING PROPOSALS.

VOTE ON PROPOSALS                                                                                       FOR    AGAINST    ABSTAIN

1. To permit the Manager, Prudential Investments LLC (PI) to enter into, or make material
   changes to, subadvisory agreements in the future without obtaining shareholder approval.             / /      / /       / /

2. To approve a new management agreement between PI and the Fund.                                       / /      / /       / /

3. To approve a new subadvisory agreement between PI and Calamos Asset Management, Inc.                 / /      / /       / /


PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED
SHAREHOLDER, IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

NOTE: Please sign as name appears. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, give full title as such. It is very important that you date and sign your card. Failure to do so may result in your proxy being declared invalid.


----------------------------------   --------        ----------------------------------   --------
Signature (PLEASE SIGN WITHIN BOX)   Date            Signature (Joint Owners)             Date
